UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 23, 2004
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                      Cell Tech International Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                               0-21015 22-3345046
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           (Commission File Number) (IRS Employer Identification No.)

                 565 CENTURY COURT, KLAMATH FALLS, OREGON 97061
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               (Address of Principal Executive Offices) (Zip Code)

                                 (541) 882-5406
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01 OTHER EVENTS

On October 7, 2002, stockholder Daryl J. Kollman filed a lawsuit entitled Kollman v. Cell Tech International Incorporated, in the Circuit Court for the State of Oregon for Klamath County (Case No. 02-03774CV) against Cell Tech International Incorporated (the "Company"), Marta C. Carpenter, a principal stockholder of the Company and its President and Chief Executive Officer, Donald
P. Hateley, the Chairman of the Board of Directors, and several other defendants who have since been dismissed from the case. In this case, Mr. Kollman alleged several direct claims against the Company, Ms. Carpenter, and Mr. Hateley. Mr. Kollman also asserted several derivative claims on behalf of the Company against Ms. Carpenter and Mr. Hateley. On August 23, 2004, a jury entered a verdict against the defendants on both the direct and derivative claims.

The sole element of the verdict against the Company was a direct claim for approximately $5,550,000 for failure to register certain securities for the Company owned by Mr. Kollman. The trial judge has indicated that he intends to set aside that aspect of the verdict.

The jury rendered verdicts on a variety of theories against both Ms. Carpenter and Mr. Hateley aggregating in excess of $160,000,000 each. The largest amounts awarded against each of those defendants, approximately $105,000,000, are attributable to derivative claims made by Mr. Kollman on behalf of the Company.

The Company may have some obligation to indemnify Ms. Carpenter and Mr. Hateley with respect to claims rendered against them. These obligations are currently being reviewed and could be substantial.

Although the Company intends to file post-trial motions and an appeal opposing any final judgment rendered against it, it cannot predict the success of these motions. The Company anticipates that a final judgment may have a material adverse impact upon its financial condition, cash flow, or results of operations.

Mr. Kollman's separate claims for unpaid rent on facilities used by the Company have not yet been tried. The Company understands that Mr. Kollman seeks over $1,500,000 from the Company on those separate claims.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CELL TECH INTERNATIONAL INCORPORATED

DATE: September 2, 2004

                                   By: /s/ Marta C. Carpenter
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                                   Name: Marta C.Carpenter
                                   Title:  President and Chief Executive Officer